UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 19, 2015

Business Development Corporation of America

(Exact Name of Registrant as Specified in Its Charter)

Maryland	814-00821	27-2614444
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Park Avenue, 14th Floor
New York, New York 10022

(Address, Including Zip Code, of Principal Executive Offices)

(212) 415-6500
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Business Development Corporation of America’s (the “Company”) 2015 annual meeting of stockholders (the “Annual Meeting”) was initially called to order on June 15, 2015 and is currently adjourned to Wednesday, June 24, 2015 at 3:00 p.m. Eastern Time and will be held at 405 Park Avenue, 14th Floor, New York, NY 10022 in order to provide additional time to gather votes for the necessary quorum.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

Date: June 19, 2015	By:	/s/ Peter M. Budko
		Name:	Peter M. Budko
		Title:	Chief Executive Officer and Chairman of the Board of Directors

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